Filed pursuant to Rule 497(e)
File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Supplement dated March 17, 2020 to the
GMO Series Trust Prospectus dated June 30, 2019, as supplemented

GMO Emerging Country Debt Series Fund

The section on page 65 of the Prospectus captioned “Investment objective” is replaced in its entirety with the following:

Investment objective

Total return in excess of that of its benchmark, the J.P. Morgan EMBI Global Diversified.

The paragraph appearing on page 66 of the Prospectus immediately preceding the section captioned “Principal risks of investing in the Fund” is replaced in its entirety with the following:

GMO normally seeks to maintain an interest rate duration for the Fund that is similar to that of its benchmark (approximately 7.5 years as of 12/31/19). For an additional discussion of duration, see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses – Fixed Income Series Funds – Duration.”

Effective March 16, 2020, the GMO Emerging Country Debt Fund charges a purchase premium of 1.15% of the amount invested and a redemption fee of 1.15% of the amount redeemed. The sections captioned “Shareholder fees” and “Example” on page 65 of the Prospectus are replaced with the following:

Shareholder fees

	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0.00%	1.15%[1]
Redemption fee (as a percentage of amount redeemed)	0.00%	1.15%[1]

1 These amounts are paid to and retained by GMO Emerging Country Debt Fund (“ECDF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.